                      SEMIANNUAL REPORT / JANUARY 31, 2002

                        AIM INTERMEDIATE GOVERNMENT FUND

                                  [COVER IMAGE]

                                [AIM FUNDS LOGO]

                            --Registered Trademark--

                                  [COVER IMAGE]

                      ------------------------------------

                FOURTH OF JULY, 1916 BY FREDERICK CHILDE HASSAM

      HASSAM WAS AN AMERICAN IMPRESSIONIST PAINTER FAMOUS FOR HIS LUMINOUS

        PAINTINGS OF FLAGS AND NEW YORK CITY STREET SCENES. THIS VIBRANT

            PAINTING DEPICTS A PARADE ROUTE ON FIFTH AVENUE IN 1916,

     BEFORE THE U.S. ENTRY INTO WORLD WAR I. HASSAM CAPTURES THE PATRIOTIC

     FERVOR OF THE DAY AND THE BURGEONING STRENGTH OF THE AMERICAN SPIRIT.

                      ------------------------------------

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Intermediate Government Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales charge structures and class expenses.
o The 30-day yield is calculated on the basis of a formula defined by the Securities and Exchange Commission (SEC). The formula is based on the portfolio's potential earnings from dividends, interest and yield-to-maturity or yield-to-call of the bonds in the portfolio, net of all expenses and annualized.
o The fund's annualized distribution rate reflects its most recent monthly dividend distribution multiplied by 12 and divided by the most recent month-end Maximum Offering Price (MOP).
o U.S. Treasury securities such as bills, notes and bonds offer a high degree of safety, and they guarantee the timely payment of principal and interest if held to maturity. Fund shares are not insured, and their value will vary with market conditions.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The Lipper Intermediate U.S. Government Bond Fund Index represents an average of the 30 largest intermediate-term U.S. government bond funds tracked by Lipper, Inc., an independent mutual fund performance monitor.
o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges or fund expenses.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
     AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

 This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.


================================================================================
    AVERAGE ANNUAL TOTAL RETURNS


As of 1/31/02, including sales charges

CLASS A SHARES
        10 Years           5.45%
         5 Years           5.14
         1 Year            0.75

CLASS B SHARES
Inception (9/7/93)         4.59%
         5 Years           5.05
         1 Year           -0.07

CLASS C SHARES
Inception (8/4/97)         5.05%
         1 Year            3.95


In addition to the fund's average annual total returns as of the close of the reporting period shown in the accompanying table, industry regulations require us to provide average annual total returns (including sales charges) as of 12/31/01, the most recent calendar quarter-end, which were: Class A shares, 10 years, 5.28%; five years, 5.07%; one year, 1.07%. Class B shares, inception (9/7/93), 4.55%; five years, 4.97%; one year, 0.40%. Class C shares, inception (8/4/97), 4.99%; one year 4.42%.

PAST PERFORMANCE CANNOT GUARANTEE COMPARABLE FUTURE RESULTS. DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

================================================================================

                    DEAR FELLOW SHAREHOLDER:

[PHOTO OF           We understand how challenging the investing environment has
ROBERT H.           been recently. For equity investors, the years 2000 and 2001
GRAHAM]             were unlike anything we had seen in a generation. For the
                    first time since the 1970s, the S&P 500 and other major domestic stock benchmarks produced negative returns two years in a row. And there was no comfort overseas; the MSCI
                    World Index also produced negative returns both years.
                         As usually occurs during difficult stock markets,
                    fixed-income investments, particularly high-quality ones, did well. The domestic, investment-grade Lehman Aggregate
                    Bond Index produced positive returns both years.
                         Conditions were trying on many levels. Geopolitically,
the appalling terrorist attacks of September 11 led to a serious decline in markets, though initial success in our ensuing war in Afghanistan helped markets advance later in 2001. Macroeconomically, the United States officially slipped into recession in March 2001, the first such slowdown in a decade.
    At the individual firm level, the Enron bankruptcy has occasioned a confidence crisis that has markets unsettled. As I write this, about 11 weeks into the new year, several Congressional committees, the Securities and Exchange Commission and the Justice Department are conducting investigations of Enron. While we do not yet have all the details about what happened at Enron, it clearly has resulted in a new level of skepticism of the financial statements of even the soundest companies. AIM strongly believes that sound accounting policies, full and accurate financial disclosure, and independent audits are absolutely essential to maintain the integrity of the markets and the confidence of investors, and will support any legislative or regulatory changes that may be desirable to further these objectives.

WHAT SHOULD INVESTORS DO NOW?
Mindful of recent events and scandals and in view of the two-year bear market in equities, many of our shareholders have asked us what they should do about their investments. We cannot offer individualized advice--that is the role of your financial advisor. But we can once again offer insights we have gained over many years in this business.
    First is the crucial importance of diversification--a major lesson of the Enron story that is reinforced by the disparate performance of equity and fixed-income investments during this reporting period. Relying on one stock to build financial security has again proven to be downright dangerous, but mutual fund investors should also keep in mind that whole sectors and investment approaches do go in and out of favor. A diversified portfolio that embraces different classes of securities and various investment strategies can offer protection from these shifts in sentiment.
    A second insight is the importance of a long time horizon. Whatever current market conditions are like, we at AIM intend to stay focused on the long term. Our portfolio managers will continue to invest your money using the time-tested disciplines AIM has employed for more than a quarter century. We consider a long-term perspective the most advisable course for our shareholders too.
    Changing your portfolio on the basis of short-term events and market moves rarely proves beneficial. As we have reminded you on many occasions, data show that pulling out of the market even for a short period and missing a few of its best days is likely to have a negative effect on your long-term returns. In investing, it is time in the markets, not market timing, that counts.
    Now more than ever, we encourage you to stay in touch with your financial advisor. He or she is familiar with the goals and time horizon you have established for your investments and can help you build a diversified portfolio and stay focused on those goals.

YOUR FUND'S PERFORMANCE

For the six months covered by this report, AIM Intermediate Government Fund's total return was 2.69% for Class A shares at net asset value, competitive with its peers in the Lipper Intermediate U.S. Government Bond Fund Index, which returned 2.81%. But more important, the fund continued to represent an attractive option for risk-averse investors, since it offers relative safety and principal protection, minimum credit risk and no currency risk in addition to current income.
    The following pages contain your portfolio managers' discussion of how they have managed the portfolio during the reporting period, how the markets affected the fund, and the fund's long-term record. We hope you find their discussion informative.
    If you have questions or comments about this report, please contact us through our Web site, www.aimfunds.com. We understand that our shareholders are relying on us for the growth of their investments, and we want you to know that all of us are working diligently to that end. Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman
March 15, 2002

BONDS CONTINUE TO PROVIDE RELATIVE SAFETY

THE REPORTING PERIOD WAS DIFFICULT FOR STOCKS, BUT POSITIVE FOR BONDS. HOW DID THE FUND PERFORM?
During the six months covered by this report, economic weakness, stock market volatility and terrorist attacks prompted many investors to exit the stock market and seek out relatively safer investments --and investors with exposure to bonds continued to reap positive returns. For the reporting period, AIM Intermediate Government Fund (Class A shares at net asset value) returned 2.69%, tracking the Lipper Intermediate U.S. Government Bond Fund Index, which returned 2.81%. Additionally, the fund continued to provide risk-averse investors with attractive current income, as shown in the table below. The fund's positive performance was in sharp contrast to the performance of the stock market, which--as measured by the S&P 500--returned -6.01%, showing once again the value of a well-diversified investment portfolio.

WHAT OCCURRED ON THE ECONOMIC FRONT DURING THE REPORTING PERIOD--AND DURING
2001?
The deteriorating economy prompted the U.S. Federal Reserve (the Fed) to aggressively cut short-term interest rates an unprecedented 11 times in 2001, from 6.50% at the beginning of 2001 to 1.75% (the lowest rate in four decades) by the end of 2001. Five of those cuts occurred during the reporting period, including two rate cuts totaling 100 basis points (1.0%) announced in the month after the terrorist attacks of September 11.
     Lower interest rates, tax rebates and falling energy prices put more cash in consumers' wallets and propped up consumer spending, but they could not prevent the economy from weakening. U.S. gross domestic product (GDP)--the broadest measure of the nation's economic activity--contracted at an annualized rate of 1.3% in the third quarter of 2001. During 2001 unemployment rose from 4.2% to 5.8% as employers announced nearly 2 million layoffs. In November 2001, the National Bureau of Economic Research declared that the economy had slipped into a manufacturing-led recession in March, ending a decade-long economic expansion.
    While interest rate cuts helped consumers and the economy, they hurt many fixed-income investors who saw yields on their investments decline. Yields on money market funds, passbook accounts and other short-term instruments declined much more significantly than yields on intermediate- and long-term instruments.

HOW DID INVESTORS REACT TO THE EVENTS OF SEPTEMBER 11?
Following the attacks, stock markets closed for nearly a week--the longest suspension of trading since the Great Depression. After the markets reopened on September 17, the Dow experienced its worst week in more than 60 years, falling more than 14% in just five days. But by early November, major stock market indexes had recouped all of their post-attack losses.
    The attacks prompted a flight to quality among fixed-income investors.
This flight

===============================================================================

[COVER IMAGE]


FUND AT A GLANCE

AIM Intermediate Government Fund seeks a high level of current income consistent with reasonable concern for safety of principal.

o Invests in debt securities issued, guaranteed or otherwise backed by the U.S. government, including Treasury, agency and mortgage-backed securities

o Invests in securities of all maturities, but intends to maintain a weighted average maturity between three and 10 years

================================================================================


================================================================================

FUND PERFORMANCE
As of 1/31/02

                                        Class A   Class B    Class C
                                         Shares    Shares     Shares
------------------------------------------------------------------------
Six-month total
returns at
net asset value                          2.69%     2.29%     2.30%
------------------------------------------------------------------------
Distribution
rate at maximum
offering price                           4.28      3.75      3.76
------------------------------------------------------------------------
30-day SEC yield
at maximum
offering price                           4.37      3.84      3.84
------------------------------------------------------------------------

========================================================================
to quality caused the yield curve to steepen amid anticipation of additional interest rate cuts. When investors desire safety above all else, government and government-backed issues, as well as shorter maturity issues, typically do well. With investors fixated on risk aversion after the attacks, U.S. Treasuries and other government instruments performed admirably.

HOW DID YOU MANAGE THE FUND?
We seek to provide safety of principal and current income by investing in Treasuries, government agency securities and mortgage-backed securities. We do this by maintaining our exposure to each of these three asset classes and by maintaining the fund's duration between three and five years. At the close of the reporting period, the fund's duration was 3.9 years. We reduced duration and weighted average maturity (WAM) during the fourth quarter to lessen the fund's net asset value volatility and improve fund performance in the face of unprecedented interest rate volatility. At the close of the reporting period, mortgage securities accounted for 50% of the fund's total net assets;
Treasuries accounted for 13% and agency securities accounted for 33%. We increased our agency holdings during the course of the reporting period because they offered generally attractive yields relative to Treasuries and because they benefited from falling interest rates. Mortgages continued to account for the largest portion of the fund's assets because they, too, offered attractive yields relative to Treasuries going into what is likely to be a period of relative interest-rate stability and reduced volatility.

======================================================

PORTFOLIO COMPOSITION
As of 1/31/02, based on total net assets

Weighted Average Maturity                 6.14 years
------------------------------------------------------
Average Duration                           3.9 years
------------------------------------------------------
Number of Holdings                         411
------------------------------------------------------
Total Net Assets                          $802 million
------------------------------------------------------

[PIE CHART]

Mortgage Obligations       50%

Cash Equivalents            4%

U.S. Agency Obligations    33%

U.S. Treasury Obligations  13%

======================================================

HOW WERE BONDS PERFORMING AT THE END OF THE REPORTING PERIOD?
Bonds remained positive for several reasons:

o The economy remained weak and seemed unlikely to rebound dramatically in the immediate future. Stable short-term interest rates could be positive for bonds.
o Continuing stock market volatility and economic and geopolitical uncertainty prompted investors to continue to seek out relatively safe havens.
o Low inflation made bond yields attractive--and because inflation remained under control, it posed little danger to bond prices or returns.
o Global economic weakness made the relative security of U.S. government bonds attractive to investors around the world.

    Even if the economy rebounds strongly in the next several months, and even if the Fed embarks on a series of interest rate increases, the fund's intermediate-term duration and WAM, as well as its sector allocation, could provide some protection to shareholders.

WHAT WERE CONDITIONS LIKE AT THE CLOSE OF THE REPORTING PERIOD?
As the reporting period ended, the economy seemed to be improving--or at least stabilizing. Signs of stabilization in the labor market, improving consumer confidence and expanding manufacturing activity--along with continued strength in the housing market, low energy prices and an absence of inflation--reinforced the consensus view among economists that a recovery will take hold in 2002. Indeed, revised figures showed GDP grew at an annualized rate of 1.4% in the fourth quarter of 2001, and the Fed remained determined to use its power to reinvigorate the economy. Meanwhile, the United States achieved its initial anti-terrorism goals in Afghanistan more quickly and easily than many had expected.
    During 2001, as during 2000, investors saw just how important bonds can be as part of a diversified investment portfolio. Fixed income securities, particularly government bonds, can provide a measure of peace of mind during periods of economic and stock market volatility.

          See important fund and index disclosures inside front cover.

WHAT DO BOND RATINGS MEAN?
    The preceding discussion of your fund's performance mentions the quality of the bonds in the fund's portfolio. Just what are bond quality ratings? Two well-known rating agencies, Moody's and Standard & Poor's (S&P), assign ratings to bond issues. The chart shows a summary of the definitions of these ratings.

HOW BONDS ARE RATED
Bond ratings are essentially based on the issuer's risk of default (nonpayment of principal and/or interest) on the bond. How does a bond rating come about? Say a company wants to raise $5 million for expansion by issuing a five-year bond, meaning that in five years, the company will repay $5 million plus interest to the investor(s) in the bond issue. The company, or issuer, pays a fee to have its bond rated by a qualified rating agency. The selected rating agency sends representatives to the company to meet with management and evaluate the company's short- and long-term risk profile--the company's ability and willingness to pay the principal and interest of the bond issue at its maturity, in this case five years. Other rating factors include:

o   the make-up and terms of the particular issue;
o   the level and predictability of the issuer's cash flow;
o how well-protected the issue is in the event of bankruptcy, reorganization or other arrangement;
o possible adverse economic conditions, both in general and in the company's sector; and currency risk in the case of foreign issues.

    After considering these and other factors deemed necessary by agency representatives, the rating agency assigns a rating, such as "A," to the issue. The rating is made public before the issue is offered to investors so they know the relative quality of the bond. Investors can then decide for themselves if they wish to invest in a particular bond issue.

BOND RATINGS
================================================================================
MOODY       S&P        INVESTMENT-GRADE

 Aaa        AAA        Bonds of the highest quality, with the lowest degree of
                       long-term investment risk. Issuers' ability to repay is very high.

 Aa         AA         Bonds of high quality with slightly greater long-term
                       investment risk.

  A          A         Bonds with favorable investment attributes but elements
                       making them more susceptible to adversity.

 Bb         BBB        Medium-grade bonds that are currently secure but possibly
                       unreliable over time.

                       NON-INVESTMENT-GRADE (HIGH YIELD OR JUNK)

  B         BB         Bonds with speculative elements that make them not
                       well-safeguarded and uncertain.

 Caa         B         Bonds with low long-term assurance of payment.

 Ca         CCC        Bonds of poor standing that may be in default or in
                       danger of default.

  C         CC         Bonds of highly speculative quality that are often in
                       default.

  -          C         Lowest-rated bonds with poor prospects of ever being
                       upgraded to investment standing.

             D         Bonds in default. Issuer cannot repay.

--------------------------------------------------------------------------------

WHAT BOND RATINGS MEAN
Although the rating systems of the two agencies differ slightly, their hierarchy is essentially the same: the highest-rated bonds, Aaa for Moody's and AAA for S&P, are those which show the best capacity for repayment of the principal (face value) plus interest to the bondholder. These high-rated bonds have a lower return because they are a lower-risk investment. In other words, rating and risk/return move inversely for bonds--the lower the rating, the higher the potential risk and return, and vice versa. So although investment-grade bonds such as U.S. Treasury issues are some of the safest investments around, more speculative junk bonds can yield significantly higher returns if an investor can tolerate the risk.
    Moody's and S&P sometimes use modifiers with their standard ratings. Moody's may add a 1, 2 or 3 to a rating (e.g., Aa2), with a 1 denoting an issue ranking in the higher end of its category, a 2 denoting a mid-range ranking and a 3 denoting a lower-end ranking. Similarly, S&P may add a plus (+) or minus (-) to show an issue's relative standing within a category (e.g., B+).
    Once assigned, bond ratings are not often altered. However, if major changes occur in an issuer's short- or long-term credit outlook, a rating agency may review the rating for possible modification. Contributing factors may include shifts in industry demand, new technologies, government intervention, regulatory changes or changes in macroeconomic variables such as oil prices. Events such as these are weighed to determine how much they will affect the issuer's operations and direction.

UNRATED BONDS

What about unrated bonds? The fact that a bond is unrated does not make it a "bad" bond. Some organizations simply choose not to pay to have their bonds rated. Often the issuer of an unrated bond is a small entity such as a town or district that does not have extra money to pay for a rating. In those cases, independent research is necessary on the part of the investor to put together a risk profile of the issuer.

================================================================================
WHAT TYPES OF BONDS DOES YOUR FUND OWN?

[PAPERS IMAGE]

Your fund's prospectus and statement of additional information discuss in more detail the types of bonds contained in your fund's portfolio and the risk factors that may be associated with these securities. Your financial advisor is the best person to contact if you have any questions about investing in bonds or in a bond fund.

FACTORS THAT INFLUENCE INTEREST RATE CHANGES

ECONOMIC INDICATORS THAT HELP SHAPE FEDERAL RESERVE POLICY

The Federal Reserve Board (the Fed) periodically adjusts short-term interest rates to either stimulate or slow economic growth. In making decisions about interest rates, the Fed considers key economic data. Just as a dip in barometric pressure can signal a squall, changes in economic indicators can point to a shift in the economy and the markets. Here are some of the top indicators used by the Fed, economists, financial analysts and professional money managers to identify economic trends:

GROSS DOMESTIC PRODUCT (GDP)

GDP is the total value of all products and services produced in the country in a year. It's compiled quarterly by the
U.S. Department of Commerce. GDP measures the pace of U.S.         [GRAPHIC]
economic growth, and changes in this indicator can signal the direction of the economy. For example, a decline in the GDP for two consecutive quarters constitutes a recession. Drops in the GDP can cause equity and bond prices to fall, as investors become concerned about an economic slowdown. On the other hand, a steep spike in the GDP can signal that the economy is growing too fast, and higher inflation could ensue. Inflation, also known as rising prices, creates problems for consumers and the markets. In an inflationary environment, consumers must spend more money to buy the same amount of goods and services. When consumers buy less, the economy slows and markets decline. The markets usually react favorably to slight increases in the GDP, which indicate moderate, controlled growth.

HOUSING STARTS

Housing starts measure the construction of new single-family houses, townhouses and apartment buildings. Compiled monthly
by the U.S. Department of Commerce, this figure is based on        [GRAPHIC]
the number of new foundations dug. This indicator signals consumer confidence. If consumers feel financially secure, they're more likely to take on a mortgage. Home purchases also trigger other consumer spending (for sofas, lawnmowers, curtains, etc.). A moderate increase in housing starts usually bodes well for the markets. As with GDP, a sharp increase in housing starts can signal inflation.

CONSUMER PRICE INDEX (CPI)

Also called the cost-of-living index, the CPI measures the
prices of products and services bought by typical consumers.
Each month, the U.S. Bureau of Labor Statistics checks the         [GRAPHIC]
prices of a specific basket of items, including food, clothing, transportation, shelter, utilities, health care and entertainment. The CPI is one of the government's main ways to gauge inflation, and changes in this indicator usually affect the markets. A sharp increase in the CPI can indicate inflation, while a moderate rise in the CPI shows that inflation is under control. The core inflation rate is a separate indicator from the CPI. The core rate excludes energy and food, which fluctuate seasonally and more sharply than other elements.

PRODUCER PRICE INDEX (PPI)

The Producer Price Index measures the price changes of
manufactured goods that are ready to be distributed. Hikes         [GRAPHIC]
in the PPI signal that retailers may soon raise prices to pass the increase on to consumers. Rising prices signal inflation. Unlike the CPI, this index doesn't measure services.

CONSUMER CONFIDENCE INDEX (CCI)

The CCI measures how consumers feel about the economy, their job status and their finances. Consumer attitudes are
important because consumer spending accounts for about             [GRAPHIC]
two-thirds of the economy. To compile the index, The
Conference Board conducts a monthly survey of 5,000 U.S.
households. The survey asks questions about consumer attitudes, buying plans, present conditions and expectations for the future. A declining CCI usually means that Americans are tightening their purse strings. Decreased spending may mean slower economic growth.

THINKING LONG-TERM

As an investor, you can better understand broad economic trends by watching these indicators. A word of caution: You shouldn't overhaul your portfolio every time there is a blip in consumer confidence. Indicators signal potential market fluctuations, and they can help you adjust your long-term strategy.
    As always, we suggest that you visit your financial advisor to determine whether any changes to your investment plan are necessary.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

JANUARY 31, 2002
(UNAUDITED)


                                                PRINCIPAL        MARKET
                                                 AMOUNT           VALUE
U.S. GOVERNMENT AGENCY SECURITIES-81.82%

FEDERAL FARM CREDIT BANK-7.38%

Bonds,
  3.88%, 12/15/04                              $28,500,000    $  28,270,005
---------------------------------------------------------------------------
  6.00%, 06/11/08 to 03/07/11                   21,000,000       21,553,610
---------------------------------------------------------------------------
Medium Term Notes,
  5.75%, 12/07/28                               10,000,000        9,379,500
===========================================================================
                                                                 59,203,115
===========================================================================

FEDERAL HOME LOAN BANK-6.67%

Bonds,
  7.36%, 07/01/04                                2,800,000        3,040,884
---------------------------------------------------------------------------
Unsec. Bonds,
  3.88%, 12/15/04                               31,000,000       30,948,540
---------------------------------------------------------------------------
  8.00%, 05/24/05                                4,140,000        4,211,208
---------------------------------------------------------------------------
  8.10%, 05/24/05                                6,060,000        6,166,111
---------------------------------------------------------------------------
  6.50%, 11/15/05                                2,000,000        2,138,000
---------------------------------------------------------------------------
  7.25%, 02/15/07                                5,500,000        6,035,205
---------------------------------------------------------------------------
  5.48%, 01/08/09                                1,000,000          996,750
===========================================================================
                                                                 53,536,698
===========================================================================

FEDERAL HOME LOAN MORTGAGE CORP.
  (FHLMC)-20.08%

Debentures,
  7.21%, 03/19/07                                6,000,000        6,038,580
---------------------------------------------------------------------------
Pass Through Certificates,
  9.00%, 12/01/05 to 04/01/25                    1,837,560        1,980,389
---------------------------------------------------------------------------
  8.00%, 07/01/06 to 12/01/06                       10,390           10,887
---------------------------------------------------------------------------
  8.50%, 07/01/07 to 10/01/29                   12,516,799       13,517,093
---------------------------------------------------------------------------
  10.50%, 09/01/09 to 01/01/21                     692,510          776,547
---------------------------------------------------------------------------
  7.00%, 11/01/10 to 11/01/31                   63,914,210       65,516,898
---------------------------------------------------------------------------
  6.50%, 02/01/11 to 10/01/31                   38,083,446       38,791,595
---------------------------------------------------------------------------
  10.00%, 11/01/11 to 04/01/20                   4,190,685        4,699,038
---------------------------------------------------------------------------
  12.00%, 02/01/13                                   8,591            9,979
---------------------------------------------------------------------------
  9.50%, 11/01/20 to 04/01/25                    3,692,323        4,082,712
---------------------------------------------------------------------------
  7.50%, 09/01/30                                4,604,739        4,791,783
---------------------------------------------------------------------------
Unsec. Medium Term Notes,
  5.50%, 04/11/06                                4,900,000        4,968,551
---------------------------------------------------------------------------
  5.85%, 08/15/08                                2,000,000        2,003,680
---------------------------------------------------------------------------
Unsec. Notes,
  7.00%, 03/15/10                               12,700,000       13,848,080
===========================================================================
                                                                161,035,812
===========================================================================

                                                PRINCIPAL        MARKET
                                                 AMOUNT           VALUE


FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-33.86%

Pass Through Certificates,
  8.50%, 01/01/07 to 11/01/26                  $22,897,448    $  24,898,460
---------------------------------------------------------------------------
  7.50%, 06/01/10 to 07/01/31                   17,334,306       18,111,772
---------------------------------------------------------------------------
  7.00%, 05/01/11 to 11/01/15                    1,205,877        1,260,058
---------------------------------------------------------------------------
  8.00%, 02/01/12 to 07/01/31                   10,478,995       11,099,834
---------------------------------------------------------------------------
  6.50%, 05/01/13 to 12/01/31                   31,776,986       32,152,021
---------------------------------------------------------------------------
  6.00%, 10/01/13 to 04/01/24                       58,352           58,298
---------------------------------------------------------------------------
  9.50%, 07/01/16 to 08/01/22                      728,321          808,262
---------------------------------------------------------------------------
  10.00%, 12/20/19 to 12/20/21                   4,260,647        4,778,511
---------------------------------------------------------------------------
Pass Through Certificates, TBA,
  6.00%, 03/01/32(a)                            19,000,000       18,679,375
---------------------------------------------------------------------------
  6.50%, 03/01/32(a)                           105,000,000      105,525,000
---------------------------------------------------------------------------
Series B, Unsec. Medium Term Notes,
  6.88%, 09/10/12 to 09/24/12                   24,765,000       25,691,688
---------------------------------------------------------------------------
  6.47%, 09/25/12                               10,550,000       10,951,322
---------------------------------------------------------------------------
Unsec. Notes,
  5.75%, 07/19/06                               10,000,000       10,144,100
---------------------------------------------------------------------------
  6.15%, 03/15/11                                7,400,000        7,425,456
===========================================================================
                                                                271,584,157
===========================================================================

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (GNMA)-5.20%

Pass Through Certificates,
  6.00%, 10/15/08 to 11/15/08                      274,168          283,764
---------------------------------------------------------------------------
  6.50%, 10/15/08                                  232,039          241,464
---------------------------------------------------------------------------
  7.00%, 10/15/08 to 07/15/28                   10,930,372       11,260,912
---------------------------------------------------------------------------
  9.00%, 10/15/08 to 04/15/21                      642,939          705,794
---------------------------------------------------------------------------
  9.50%, 06/15/09 to 03/15/23                    2,293,154        2,543,787
---------------------------------------------------------------------------
  10.00%, 11/15/09 to 07/15/24                   4,760,613        5,351,652
---------------------------------------------------------------------------
  11.00%, 12/15/09 to 12/15/15                      43,819           49,923
---------------------------------------------------------------------------
  12.50%, 11/15/10                                  58,094           67,389
---------------------------------------------------------------------------
  13.00%, 01/15/11 to 05/15/15                     168,484          199,283
---------------------------------------------------------------------------
  13.50%, 04/15/11 to 04/15/15                     150,644          178,369
---------------------------------------------------------------------------
  12.00%, 02/15/13 to 07/15/15                     247,112          288,938
---------------------------------------------------------------------------
  10.50%, 02/15/16                                  23,082           26,343
---------------------------------------------------------------------------
  8.00%, 01/15/22 to 06/15/27                   14,956,913       15,968,026
---------------------------------------------------------------------------
  7.50%, 03/15/26 to 08/15/28                    4,319,847        4,530,785
===========================================================================
                                                                 41,696,429
===========================================================================

PRIVATE EXPORT FUNDING COMPANY-2.06%

Series J, Sec. Gtd. Notes,
  7.65%, 05/15/06                                7,000,000        7,786,030
---------------------------------------------------------------------------


                                                PRINCIPAL        MARKET
                                                 AMOUNT           VALUE
PRIVATE EXPORT FUNDING COMPANY-(CONTINUED)

Series UU, Sec. Gtd. Notes,
  7.95%, 11/01/06                              $ 8,000,000    $   8,704,080
===========================================================================
                                                                 16,490,110
===========================================================================

TENNESSEE VALLEY AUTHORITY-6.57%

Bonds,
  4.88%, 12/15/06                               10,000,000       10,022,140
---------------------------------------------------------------------------
Series A, Bonds,
  5.63%, 01/18/11                               28,517,000       28,160,537
---------------------------------------------------------------------------
Series G, Bonds,
  5.38%, 11/13/08                               14,600,000       14,543,790
===========================================================================
                                                                 52,726,467
===========================================================================
    Total U.S. Government Agency Securities
      (Cost $651,295,778)                                       656,272,788
===========================================================================

U.S. TREASURY SECURITIES-13.47%

U.S. TREASURY NOTES-7.44%

  3.00%, 11/30/03                               29,500,000       29,502,065
---------------------------------------------------------------------------
  4.63%, 05/15/06(b)                            29,800,000       30,201,108
===========================================================================
                                                                 59,703,173
===========================================================================

                                                PRINCIPAL        MARKET
                                                 AMOUNT           VALUE


U.S. TREASURY BONDS-4.84%

  7.50%, 11/15/16 to 11/15/24                  $14,950,000    $  18,178,625
---------------------------------------------------------------------------
  6.25%, 05/15/30                               18,890,000       20,625,235
===========================================================================
                                                                 38,803,860
===========================================================================

U.S. TREASURY STRIPS-1.19%

  5.38%, 05/15/06(c)                             8,000,000        6,664,720
---------------------------------------------------------------------------
  6.79%, 11/15/18(c)                             7,750,000        2,892,378
===========================================================================
                                                                  9,557,098
===========================================================================
    Total U.S. Treasury Securities (Cost
      $106,183,757)                                             108,064,131
===========================================================================

                                                 SHARES
MONEY MARKET FUND-22.90%

STIT Government & Agency Portfolio (Cost
  $183,656,521)(d)                             183,656,521      183,656,521
===========================================================================
TOTAL INVESTMENTS-118.19% (Cost $941,064,216)                   947,993,440
===========================================================================
OTHER ASSETS LESS LIABILITIES-(18.19%)                         (145,914,552)
===========================================================================
NET ASSETS-100.00%                                            $ 802,078,888
___________________________________________________________________________
===========================================================================

Investment Abbreviations:

Gtd.    - Guaranteed
Sec.    - Secured
STRIPS  - Separately Traded Registered Interest and Principal Security
TBA     - To Be Announced
Unsec.  - Unsecured

Notes to Schedule of Investments:

(a) Security purchased on forward commitment basis. These securities are subject to dollar roll transactions. See Note 1 Section B.
(b) Principal amount has been deposited in escrow with broker as collateral for reverse repurchase agreements outstanding at 01/31/02.
(c) STRIPS are traded on a discount basis. In such cases, the interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
(d) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
---------------------------------------------------------------

JANUARY 31, 2002
(UNAUDITED)

ASSETS:

Investments, at market value (cost
  $941,064,216)                                $947,993,440
-----------------------------------------------------------
Receivables for:
  Fund shares sold                                8,776,420
-----------------------------------------------------------
  Dividends and interest                          6,628,250
-----------------------------------------------------------
  Principal paydowns                                332,447
-----------------------------------------------------------
Investment for deferred compensation plan            56,012
-----------------------------------------------------------
Other assets                                         59,964
===========================================================
    Total assets                                963,846,533
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                         124,186,750
-----------------------------------------------------------
  Fund shares reacquired                          5,660,382
-----------------------------------------------------------
  Dividends                                         527,041
-----------------------------------------------------------
  Reverse repurchase agreements                  30,396,000
-----------------------------------------------------------
  Deferred compensation plan                         56,012
-----------------------------------------------------------
Accrued interest expense                              6,407
-----------------------------------------------------------
Accrued distribution fees                           530,539
-----------------------------------------------------------
Accrued trustees' fees                                1,129
-----------------------------------------------------------
Accrued transfer agent fees                         126,552
-----------------------------------------------------------
Accrued operating expenses                          276,833
===========================================================
    Total liabilities                           161,767,645
===========================================================
Net assets applicable to shares outstanding    $802,078,888
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                        $348,471,718
___________________________________________________________
===========================================================
Class B                                        $368,992,535
___________________________________________________________
===========================================================
Class C                                        $ 84,614,635
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:

Class A                                          38,326,984
___________________________________________________________
===========================================================
Class B                                          40,464,685
___________________________________________________________
===========================================================
Class C                                           9,310,452
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $       9.09
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $9.09 divided by
      95.25%)                                  $       9.54
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
    share                                      $       9.12
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
    share                                      $       9.09
___________________________________________________________
===========================================================

STATEMENT OF OPERATIONS
---------------------------------------------------------------

FOR THE SIX MONTHS ENDED JANUARY 31, 2002
(UNAUDITED)

INVESTMENT INCOME:

Interest                                        $19,566,189
-----------------------------------------------------------
Dividends from affiliated money market fund       1,984,821
===========================================================
    Total investment income                      21,551,010
===========================================================

EXPENSES:

Advisory fees                                     1,584,642
-----------------------------------------------------------
Administrative services fees                         74,082
-----------------------------------------------------------
Custodian fees                                       55,501
-----------------------------------------------------------
Distribution fees -- Class A                        432,417
-----------------------------------------------------------
Distribution fees -- Class B                      1,772,942
-----------------------------------------------------------
Distribution fees -- Class C                        386,977
-----------------------------------------------------------
Interest                                            269,868
-----------------------------------------------------------
Transfer agent fees -- Class A                      302,074
-----------------------------------------------------------
Transfer agent fees -- Class B                      314,533
-----------------------------------------------------------
Transfer agent fees -- Class C                       68,653
-----------------------------------------------------------
Trustees' fees                                        5,246
-----------------------------------------------------------
Other                                               145,044
===========================================================
    Total expenses                                5,411,979
===========================================================
Less: Fees waived                                    (9,736)
-----------------------------------------------------------
    Expenses paid indirectly                         (4,856)
===========================================================
    Net expenses                                  5,397,387
===========================================================
Net investment income                            16,153,623
___________________________________________________________
===========================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES:

Net realized gain from investment securities      3,680,644
-----------------------------------------------------------
Change in net unrealized appreciation
  (depreciation) of investment securities        (2,953,468)
-----------------------------------------------------------
Net gain from investment securities                 727,176
-----------------------------------------------------------
Net increase in net assets resulting from
  operations                                    $16,880,799
___________________________________________________________
===========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

FOR THE SIX MONTHS ENDED JANUARY 31, 2002 AND THE YEAR ENDED JULY 31, 2001 (UNAUDITED)

                                                              JANUARY 31,       JULY 31,
                                                                  2002            2001
                                                              ------------    ------------
OPERATIONS:

  Net investment income                                       $ 16,153,623    $ 26,811,062
------------------------------------------------------------------------------------------
  Net realized gain from investment securities                   3,680,644       3,212,879
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                       (2,953,468)     14,303,931
==========================================================================================
    Net increase in net assets resulting from operations        16,880,799      44,327,872
==========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                       (7,843,669)    (14,773,132)
------------------------------------------------------------------------------------------
  Class B                                                       (6,820,218)    (11,061,094)
------------------------------------------------------------------------------------------
  Class C                                                       (1,489,736)     (2,309,804)
------------------------------------------------------------------------------------------
Distributions in excess of net investment income:
  Class A                                                         (878,503)       (128,142)
------------------------------------------------------------------------------------------
  Class B                                                         (763,875)       (110,507)
------------------------------------------------------------------------------------------
  Class C                                                         (166,853)        (23,140)
------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       46,035,819      72,844,994
------------------------------------------------------------------------------------------
  Class B                                                      100,272,253      85,911,151
------------------------------------------------------------------------------------------
  Class C                                                       24,868,999      24,431,473
==========================================================================================
    Net increase in net assets                                 170,095,016     199,109,671
==========================================================================================

NET ASSETS:

  Beginning of period                                          631,983,872     432,874,201
==========================================================================================
  End of period                                               $802,078,888    $631,983,872
__________________________________________________________________________________________
==========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $835,829,961    $664,652,890
------------------------------------------------------------------------------------------
  Undistributed net investment income                           (2,510,278)        (63,726)
------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities                                                 (38,170,019)    (41,850,663)
------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities               6,929,224       9,245,371
==========================================================================================
                                                              $802,078,888    $631,983,872
__________________________________________________________________________________________
==========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
JANUARY 31, 2002
(UNAUDITED)


NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Intermediate Government Fund (the "Fund") is a series portfolio of AIM Investment Securities Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eight separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve a high level of current income consistent with reasonable concern for safety of principal.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.


A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. The Fund may engage in dollar roll transactions with respect to mortgage backed securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, the Fund sells a mortgage backed security held in the Fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at a later date at an agreed upon price. The mortgage backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the security sold.

       Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

       Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

       As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began recording paydown gains and losses on mortgage and asset-backed securities as adjustments to interest income. Prior to August 1, 2001 the Fund recorded paydown gains and losses on mortgage and asset-backed securities as realized gains and losses. This accounting change resulted in a decrease of the net investment income per share of $0.02 and a decrease of the ratio of investment income to average net assets of 0.39% for the six months ended January 31, 2002.

C. DISTRIBUTIONS -- Distributions from income are declared daily and paid monthly. Distributions from net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

       The Fund has a capital loss carryforward of $40,704,582 as of July 31, 2001 which may be carried forward to offset future taxable gains, if any, which expires in varying increments, if not previously utilized, in the year 2008.

E. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes based on relative net assets.


NOTE 2--CHANGE IN ACCOUNTING PRINCIPLE

As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities excluding mortgage and asset-backed securities. Prior to August 1, 2001, the Fund did not amortize premiums on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $637,321 reduction in the cost of securities and a corresponding $637,321 increase in net unrealized gains and losses, based on securities held by the Fund on August 1, 2001.

  The effect of this change in the current period was to decrease net investment income by $691,698, to increase net unrealized gains and losses by $396,304 and to increase net realized gains and losses by $295,394. As a result the net investment income per share was decreased by $0.01, the net realized and unrealized gains and losses per share increased by $0.01, and the ratio of net investment income to average net assets decreased by 0.18%.

NOTE 3--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.50% on the first $200 million of the Fund's average daily net assets, plus 0.40% on the next $300 million of the Fund's average daily net assets, plus 0.35% on the next $500 million of the Fund's average daily net assets, plus 0.30% on the Fund's average daily net assets in excess of $1 billion. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the six months ended January 31, 2002, AIM waived fees of $9,736.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended January 31, 2002, AIM was paid $74,082 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the six months ended January 31, 2002, AFS was paid $301,119 for such services.

  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the six months ended January 31, 2002, the Class A, Class B and Class C shares paid AIM Distributors $432,417, $1,772,942 and $386,977, respectively, as compensation under the Plans.

  AIM Distributors received commissions of $161,060 from sales of the Class A shares of the Fund during the six months ended January 31, 2002. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended January 31, 2002, AIM Distributors received $67,710 in contingent deferred sales charges imposed on redemptions of Fund shares.

  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

  During the six months ended January 31, 2002, the Fund paid legal fees of $8,595 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 4--INDIRECT EXPENSES

For the six months ended January 31, 2002, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $4,137 and reductions in custodian fees of $719 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $4,856.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 6--BORROWINGS

Reverse repurchase agreements involve the sale of securities held by the Fund, with an agreement that the Fund will repurchase such securities at an agreed upon price and date. The Fund will use the proceeds of a reverse repurchase agreement (which are considered to be borrowings under the 1940 Act) to purchase other permitted securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. The agreements are collateralized by the underlying securities and are carried at the amount at which the securities will subsequently be repurchased as specified in the agreements.

  The maximum amount outstanding during the six months ended January 31, 2002 was $63,409,813, while borrowings averaged $38,634,944 per day with a weighted average interest rate of 1.39%.

  The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended January 31, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 7--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended January 31, 2002 was $756,100,564 and $660,397,965, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of January 31, 2002 is as follows:

Aggregate unrealized appreciation of
  investment securities                         $ 9,475,408
-----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                          (2,618,024)
===========================================================
Net unrealized appreciation of investment
  securities                                    $ 6,857,384
___________________________________________________________
===========================================================
Cost of investments for tax purposes is $941,136,056.


NOTE 8--SHARE INFORMATION

Changes in shares outstanding during the six months ended January 31, 2002 and the year ended July 31, 2001 were as follows:

                                                                    SIX MONTHS ENDED
                                                                    JANUARY 31, 2002            YEAR ENDED JULY 31, 2001
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
                                                              -----------    -------------    -----------    -------------
Sold:
  Class A                                                      51,648,365    $ 473,407,288     70,420,358    $ 634,206,122
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                      20,093,135      184,991,073     21,411,964      193,273,518
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                       6,669,215       61,129,396      7,928,891       71,408,489
==========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                         730,897        6,716,877      1,352,466       12,138,035
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                         617,248        5,690,331        904,111        8,138,588
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                         139,318        1,279,158        211,013        1,893,881
==========================================================================================================================
Reacquired:
  Class A                                                     (47,337,520)    (434,088,345)   (63,746,143)    (573,499,163)
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (9,848,953)     (90,409,151)   (12,844,788)    (115,500,955)
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (4,096,692)     (37,539,556)    (5,443,297)     (48,870,897)
==========================================================================================================================
                                                               18,615,013    $ 171,177,071     20,194,575    $ 183,187,618
__________________________________________________________________________________________________________________________
==========================================================================================================================

NOTE 9--FINANCIAL HIGHLIGHTS


The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                CLASS A
                                         --------------------------------------------------------------------------------------
                                         SIX MONTHS ENDED      YEAR ENDED    SEVEN MONTHS          YEAR ENDED DECEMBER 31,
                                         JANUARY 31,           JULY 31,      ENDED JULY 31,    --------------------------------
                                             2002               2001(a)         2000             1999        1998        1997
                                         ----------------      ----------    --------------    --------    --------    --------
Net asset value, beginning of period         $   9.08           $   8.77        $   8.80       $   9.58    $   9.46    $   9.28
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                          0.21(b)            0.50            0.34           0.60        0.62        0.63
-------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities
    (both realized and unrealized)               0.03               0.35           (0.03)         (0.78)       0.13        0.18
===============================================================================================================================
    Total from investment operations             0.24               0.85            0.31          (0.18)       0.75        0.81
===============================================================================================================================
Less distributions:
  Dividends from net investment income          (0.21)             (0.54)          (0.34)         (0.60)      (0.63)      (0.61)
-------------------------------------------------------------------------------------------------------------------------------
  Returns of capital                               --                 --              --             --          --       (0.02)
-------------------------------------------------------------------------------------------------------------------------------
  Distributions in excess of net
    investment income                           (0.02)                --              --             --          --          --
===============================================================================================================================
    Total distributions                         (0.23)             (0.54)          (0.34)         (0.60)      (0.63)      (0.63)
===============================================================================================================================
Net asset value, end of period               $   9.09           $   9.08        $   8.77       $   8.80    $   9.58    $   9.46
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Total return(c)                                  2.69%              9.91%           3.55%         (1.87)%      8.17%       9.07%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                                   $348,472           $302,391        $221,636       $238,957    $245,613    $167,427
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratio of expenses to average net assets
  (including interest expense)                   0.97%(d)           1.32%           1.25%(e)       1.08%       1.20%       1.11%
===============================================================================================================================
Ratio of expenses to average net assets
  (excluding interest expense)                   0.90%(d)           0.93%           0.98%(e)       0.89%       0.96%       1.00%
===============================================================================================================================
Ratio of net investment income to
  average net assets                             4.57%(b)(d)        5.61%           6.61%(e)       6.60%       6.43%       6.77%
===============================================================================================================================
Ratio of interest expense to average
  net assets                                     0.07%(d)           0.39%           0.27%(e)       0.19%       0.24%       0.11%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Portfolio turnover rate                           103%               194%             65%           141%        147%         99%
_______________________________________________________________________________________________________________________________
===============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and recording paydown gains and losses on asset-backed securities as adjustments to net investment income. Had the Fund not amortized on debt securities or recorded paydown gains and losses adjustments to net investment income, the investment income per share would have been $0.22 and the ratio of net investment income to average net assets would have been 4.75%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
(c) Does not include sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $343,113,658.
(e)  Annualized.


                                                                                 CLASS B
                                          -------------------------------------------------------------------------------------
                                          SIX MONTHS ENDED      YEAR ENDED    SEVEN MONTHS          YEAR ENDED DECEMBER 31,
                                          JANUARY 31,           JULY 31,      ENDED JULY 31,    -------------------------------
                                              2002               2001(a)         2000             1999        1998       1997
                                          ----------------      ----------    --------------    --------    --------    -------
Net asset value, beginning of period          $   9.11           $   8.79        $   8.82       $   9.59    $   9.46    $  9.28
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                           0.18(b)            0.44            0.30           0.53        0.55       0.56
-------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities
    (both realized and unrealized)                0.03               0.35           (0.04)         (0.77)       0.13       0.17
===============================================================================================================================
    Total from investment operations              0.21               0.79            0.26          (0.24)       0.68       0.73
===============================================================================================================================
Less distributions:
  Dividends from net investment income           (0.18)             (0.47)          (0.29)         (0.53)      (0.55)     (0.53)
-------------------------------------------------------------------------------------------------------------------------------
  Returns of capital                                --                 --              --             --          --      (0.02)
-------------------------------------------------------------------------------------------------------------------------------
  Distributions in excess of net
    investment income                            (0.02)                --              --             --          --         --
===============================================================================================================================
    Total distributions                          (0.20)             (0.47)          (0.29)         (0.53)      (0.55)     (0.55)
===============================================================================================================================
Net asset value, end of period                $   9.12           $   9.11        $   8.79       $   8.82    $   9.59    $  9.46
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Total return(c)                                   2.29%              9.17%           3.05%         (2.56)%      7.40%      8.16%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                                    $368,993           $269,677        $177,032       $228,832    $237,919    $89,265
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratio of expenses to average net
  assets (including interest expense)             1.72%(d)           2.08%           2.01%(e)       1.85%       1.96%      1.87%
===============================================================================================================================
Ratio of expenses to average net
  assets (excluding interest expense)             1.65%(d)           1.69%           1.74%(e)       1.66%       1.72%      1.76%
===============================================================================================================================
Ratio of net investment income to
  average net assets                              3.82%(b)(d)        4.85%           5.85%(e)       5.83%       5.68%      6.01%
===============================================================================================================================
Ratio of interest expense to average
  net assets                                      0.07%(d)           0.39%           0.27%(e)       0.19%       0.24%      0.11%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Portfolio turnover rate                            103%               194%             65%           141%        147%        99%
_______________________________________________________________________________________________________________________________
===============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and recording paydown gains and losses on asset-backed securities as adjustments to net investment income. Had the Fund not amortized on debt securities or recorded paydown gains and losses as adjustments to net investment income, the net investment income per share would have been $0.19 and the ratio of net investment income to average net assets would have been 4.00%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect the change in presentation.
(c) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $351,697,602.
(e)  Annualized.


                                                                              CLASS C
                                     ------------------------------------------------------------------------------------------
                                                                                                                 AUGUST 4, 1997
                                                                                               YEAR ENDED        (DATE SALES
                                     SIX MONTHS ENDED      YEAR ENDED    SEVEN MONTHS         DECEMBER 31,       COMMENCED) TO
                                     JANUARY 31,           JULY 31,      ENDED JULY 31,    ------------------    DECEMBER 31,
                                        2002               2001(a)          2000            1999       1998         1997
                                     ----------------      ----------    --------------    -------    -------    --------------
Net asset value, beginning of
  period                                 $  9.08            $  8.77         $  8.79        $  9.56    $  9.44        $ 9.33
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                     0.18(b)            0.44            0.30           0.53       0.56          0.24
-------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities
    (both realized and unrealized)          0.03               0.34           (0.03)         (0.77)      0.11          0.10
===============================================================================================================================
    Total from investment
      operations                            0.21               0.78            0.27          (0.24)      0.67          0.34
===============================================================================================================================
Less distributions:
  Dividends from net investment
    income                                 (0.18)             (0.47)          (0.29)         (0.53)     (0.55)        (0.22)
-------------------------------------------------------------------------------------------------------------------------------
  Returns of capital                          --                 --              --             --         --         (0.01)
-------------------------------------------------------------------------------------------------------------------------------
  Distributions in excess of net
    investment income                      (0.02)                --              --             --         --            --
===============================================================================================================================
    Total distributions                    (0.20)             (0.47)          (0.29)         (0.53)     (0.55)        (0.23)
===============================================================================================================================
Net asset value, end of period           $  9.09            $  9.08         $  8.77        $  8.79    $  9.56        $ 9.44
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Total return(c)                             2.30%              9.08%           3.18%         (2.57)%     7.31%         3.64%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                               $84,615            $59,915         $34,206        $39,011    $38,026        $1,851
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratio of expenses to average net
  assets (including interest
  expense)                                  1.72%(d)           2.08%           2.01%(e)       1.85%      1.96%         1.87%(e)
===============================================================================================================================
Ratio of expenses to average net
  assets (excluding interest
  expense)                                  1.65%(d)           1.69%           1.74%(e)       1.66%      1.72%         1.76%(e)
===============================================================================================================================
Ratio of net investment income to
  average net assets                        3.82%(b)(d)        4.85%           5.85%(e)       5.83%      5.68%         6.01%(e)
===============================================================================================================================
Ratio of interest expense to
  average net assets                        0.07%(d)           0.39%           0.27%(e)       0.19%      0.24%         0.11%(e)
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Portfolio turnover rate                      103%               194%             65%           141%       147%           99%
_______________________________________________________________________________________________________________________________
===============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and recording paydown gains and losses on asset-backed securities as adjustments to net investment income. Had the Fund not amortized premium on debt securities or recorded paydown gains and losses adjustments to net investment income, the net investment income per share would have been $0.19 and the ratio of net investment to average net assets would have been 4.00%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
(c) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(d)  Ratios are annualized and based on average daily net assets of $76,764,497.
(e)  Annualized.

BOARD OF TRUSTEES       OFFICERS                                    OFFICE OF THE FUND

Robert H. Graham        Robert H. Graham                            11 Greenway Plaza
                        Chairman and President                      Suite 100
Frank S. Bayley                                                     Houston, TX 77046
                        Carol F. Relihan
Bruce L. Crockett       Senior Vice President and Secretary         INVESTMENT ADVISOR

Albert R. Dowden        Gary T. Crum                                A I M Advisors, Inc.
                        Senior Vice President                       11 Greenway Plaza
Edward K. Dunn Jr.                                                  Suite 100
                        Dana R. Sutton                              Houston, TX 77046
Jack M. Fields          Vice President and Treasurer
                                                                    TRANSFER AGENT
Carl Frischling         Melville B. Cox
                        Vice President                              A I M Fund Services, Inc.
Prema Mathai-Davis                                                  P.O. Box 4739
                        Karen Dunn Kelley                           Houston, TX 77210-4739
Lewis F. Pennock        Vice President
                                                                    CUSTODIAN
Ruth H. Quigley
                                                                    State Street Bank and Trust Company
Louis S. Sklar                                                      225 Franklin Street
                                                                    Boston, MA 02110

                                                                    COUNSEL TO THE FUND

                                                                    Ballard Spahr
                                                                    Andrews & Ingersoll, LLP
                                                                    1735 Market Street
                                                                    Philadelphia, PA 19103

                                                                    COUNSEL TO THE TRUSTEES

                                                                    Kramer, Levin, Naftalis & Frankel LLP
                                                                    919 Third Avenue
                                                                    New York, NY 10022

                                                                    DISTRIBUTOR

                                                                    A I M Distributors, Inc.
                                                                    11 Greenway Plaza
                                                                    Suite 100
                                                                    Houston, TX 77046


                  EQUITY FUNDS

 DOMESTIC EQUITY FUNDS         INTERNATIONAL/GLOBAL EQUITY FUNDS                A I M Management Group Inc. has provided
                                                                                leadership in the mutual fund industry since 1976
    MORE AGGRESSIVE                    MORE AGGRESSIVE                          and manages approximately $158 billion in assets
                                                                                for more than 9 million shareholders, including
AIM Small Cap Opportunities(1)   AIM Developing Markets                         individual investors, corporate clients and
AIM Mid Cap Opportunities(1)     AIM European Small Company                     financial institutions.*
AIM Large Cap Opportunities(1)   AIM Asian Growth                                    The AIM Family of Funds--Registered
AIM Emerging Growth              AIM International Emerging Growth              Trademark-- is distributed nationwide. AIM is a
AIM Small Cap Growth(2)          AIM Global Aggressive Growth                   subsidiary of AMVESCAP PLC, one of the world's
AIM Aggressive Growth            AIM European Development                       largest independent financial services companies
AIM Mid Cap Growth               AIM Euroland Growth                            with $398 billion in assets under management.*
AIM Dent Demographic Trends      AIM International Equity
AIM Constellation                AIM Global Growth
AIM Large Cap Growth             AIM Worldwide Spectrum
AIM Weingarten                   AIM Global Trends
AIM Small Cap Equity             AIM International Value(4)
AIM Capital Development
AIM Charter                            MORE CONSERVATIVE
AIM Mid Cap Equity
AIM Select Equity(3)                  SECTOR EQUITY FUNDS
AIM Value II
AIM Value                              MORE AGGRESSIVE
AIM Blue Chip
AIM Mid Cap Basic Value          AIM New Technology
AIM Large Cap Core Equity        AIM Global Telecommunications and Technology
AIM Basic Value                  AIM Global Energy(5)
AIM Large Cap Basic Value        AIM Global Infrastructure
AIM Balanced                     AIM Global Financial Services
AIM Basic Balanced               AIM Global Health Care
                                 AIM Global Utilities
    MORE CONSERVATIVE            AIM Real Estate(6)

                                       MORE CONSERVATIVE


                      FIXED-INCOME FUNDS

  TAXABLE FIXED-INCOME FUNDS     TAX-FREE FIXED-INCOME FUNDS

     MORE AGGRESSIVE                  MORE AGGRESSIVE

   AIM High Yield II             AIM High Income Municipal
   AIM High Yield                AIM Municipal Bond
   AIM Strategic Income          AIM Tax-Free Intermediate
   AIM Income                    AIM Tax-Exempt Cash
   AIM Global Income
   AIM Total Return Bond              MORE CONSERVATIVE
   AIM Intermediate Government
   AIM Floating Rate
   AIM Limited Maturity Treasury
   AIM Money Market

       MORE CONSERVATIVE


When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change.
(1) Closed to new investors. (2) On March 18, 2002, AIM Small Cap Growth Fund was closed to most investors. For more information on who may continue to invest in the fund, please contact your financial advisor. (3) On July 13, 2001, AIM Select Growth Fund was renamed AIM Select Equity Fund. (4) On July 1, 2001, AIM Advisor International Value Fund was renamed AIM International Value Fund.
(5) On September 1, 2001, AIM Global Resources Fund was renamed AIM Global Energy Fund. (6) On July 1, 2001, AIM Advisor Real Estate Fund was renamed AIM Real Estate Fund. FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING THE RISKS, SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. If used as sales material after April 20, 2002, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter-end.





*As of 12/31/01

                                                         [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--
                                                          INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

                                                                       GOV-SAR-1

A I M DISTRIBUTORS, INC.